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Exhibit 10.3

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-65454 of PDVSA Finance Ltd. and Petróleos de Venezuela, S.A. on Form F-3, of our report with respect to PDV Holding, Inc. dated March 8, 2002 appearing in the Annual Report on Form 20-F of Petróleos de Venezuela, S.A. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP
Tulsa, Oklahoma
June 13, 2002

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  Exhibit 10.3
INDEPENDENT AUDITORS' CONSENT